ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND (the “Funds”)

Supplement dated August 1, 2014 to the Statement of Additional Information (“SAI”) dated July 1, 2014

The subsection entitled “Security Ratings Information” on page 2 of the SAI is hereby deleted in its entirety and replaced with the following:

Security Ratings Information

Each Fund’s investments in fixed-income will be rated investment grade at the time of purchase and are therefore subject to the credit risk relating to the financial condition of the issuers of the securities. Each Fund also may invest in investment grade debt securities, including corporate debt obligations, U.S. Government Securities, and variable and floating rate securities. Investment grade means the securities are rated in the top four long-term rating categories or unrated and determined by the Adviser to be of comparable quality.

The lowest ratings that are investment grade for corporate bonds, including convertible securities, are “Baa” in the case of Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” in the cases of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the cases of S&P and Fitch. Non-investment grade securities (commonly known as “junk bonds”) have significant speculative characteristics and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities. The Funds may retain securities whose ratings have declined below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose ratings have declined below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Each Fund’s investments in preferred stock and convertible securities will be subject to credit, volatility, and liquidity risks of the issuers’ securities that are non-investment grade or which may be unrated.

Moody’s, S&P, Fitch and other organizations provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

For more information, please contact a Fund customer service representative toll free at 844-805-5628

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PLEASE RETAIN FOR FUTURE REFERENCE.